Exhibit 99.2 Q4 FY19 Earnings and Strategy Update July 30, 2019

Certain statements contained within this release are considered forward- Safe Harbor looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the risk Statement that any projections or guidance, including revenues, margins, earnings, or any other financial results are not realized, the impact of changes in tariffs, adverse changes in the global economic conditions, significant volume reductions from key contract customers, significant reduction in customer order patterns, financial stability of key customers and suppliers, and availability or cost of raw materials. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2018 and other filings with the Securities and Exchange Commission. 2

Kimball International Snapshot Key Statistics FY 2019 Financials1 FOUNDED 1950 NET SALES $768M HEADQUARTERS Jasper, IN ADJ. OP. MARGIN 6.9%2 EMPLOYEES ~3,000 ADJ. EBITDA $69.5M or 9.0%2 SHOWROOMS 12 ADJ. EPS $1.122 MFG. FACILITIES 12 DIVIDEND $11.4M MAJOR BRANDS 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 3

Q4 FY19 Highlights1 Revenue and Profit Cash Flow and Capital Allocation ▪ Revenue of $196M, up 3% ▪ Free cash flow 2 of $17.7M; 159% free ▪ Four of six verticals increased, led by healthcare up 16% cash flow conversion and both hospitality and education up 6% ▪ $4.6M reduction in working capital ▪ National and Hospitality brands strong while Kimball declined as we realigned the selling organization to ▪ Cap Ex of $4.6M higher growth verticals and markets ▪ Corporate headquarter remodel ▪ 1.8% contribution from David Edward acqusition ▪ Dividends of $2.9M ▪ Orders of $209M, down 1.6% against strong 17% prior year growth ▪ Balance sheet remains strong with minimal debt ▪ Hospitality down 16% against 50% prior year growth ▪ Healthcare up 28%, organic growth up 23%, as the vertical continues to grow as a result of investment into this vertical ▪ Operating Income of 6.8% or 7.6% on an adjusted basis 2 ▪ Price increase yield and cost savings initiatives more than offset by health insurance and compensation Demand Remains Strong for ▪ Adj. EBITDA 2 of $18.8M or 9.6%, up 1% Two of Three Brands and Gross ▪ Adj. EPS 2 at $0.32, up 14% Margin Improving 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 4

US Furniture Leading Indicators BIFMA FURNITURE INDUSTRY TREND1 ($B) ARCHITECTURE BILLINGS INDEX DATA2 20 7% Architecture Billings Index 18 5.9% 6% 16 4.9% $2.9 $3.1 $2.8 5% 14 $2.7 $2.4 $2.5 12 3.6% 3.8% 4% 10 3.3% 3% 8 $14.0 $14.4 6 $13.5 $12.2 $13.0 $13.1 2% 4 1.5% 1% 2 0 0% 2014 2015 2016 2017E 2018F 2019F US Office US Ed. & Health Total Growth HOSPITALITY INDUSTRY GROWTH: REVPAR ESTIMATED GROWTH RATES3 3.50% 3.0% 3.0% 2.0% REVPAR GROWTH 3.00% 2.4% 2.50% 2.1% 1.9% 2.0% 1.8% 2.00% 1.4% 1.4% 1.5% 1.5% 1.6% 66.2% OCCUPANCY RATE 1.50% 1.2% 1.0% 0.9% 1.00% 0.6% 0.50% 2.1% SUPPLY GROWTH RATE 0.00% Luxury Upper Upscale Upper-Middle Midscale Economy Independents US Scale Scale 2019 2020 1 Source: BIFMA (January 2019) 2 Source: AIA (June 2019). 5 3 Source PWC May 2019 Hospitality Directions; REVPAR = Revenue Per Available Room

New Products Overview 1 70% NEW PRODUCTS (Excl. Hospitality) $50 60% $39M $45 50% $36M +9%$40 40% $35 30% $30 20% $25 10% $20 0% $15 (10%) $10 (20%) $5 (30%) (40%) $0 Q2 FY16 Q2 FY16 Q3 FY16 Q4 FY17 Q2 FY17 Q3 FY17 Q4 FY18 Q2 FY18 Q3 FY18 Q4 FY19 Q2 FY19 Q3 FY19 Q4 Q1 FY16 Q1 FY17 Q1 FY18 Q1 FY19 Q1 New Product Sales New Product Sales Growth YoY ▪ Office furniture new product sales increased 9% finishing at 27% of total office furniture sales ▪ 1 new product launched this quarter with items introduced at Neocon to launch next quarter 1 Unaudited. New product introductions defined as those introduced in the last 3 years. 6

Sales and Orders by Vertical1 QUARTERLY SALES ($M) $70.0QUARTERLY ORDERS ($M) $60.0 $54.1 $55.0 $59.8 $60.0 $57.4 $49.6 $50.0 $46.9 $50.8 $50.0 $42.5 $40.0 $40.0 $36.4 $35.4 $28.8 $32.1 $30.0 $25.9 $30.0 $24.9 $24.5 $25.1 $20.6 $19.7 $18.7 $20.7 $20.6 $20.5 $20.0 $16.6 $19.8 $20.0 $10.0 $10.0 $0.0 $0.0 Commercial Hospitality Healthcare Education Government Finance Commercial Hospitality Healthcare Education Government Finance Q4 FY18 Q4 FY19 Q4 FY18 Q4 FY19 ▪ Sales growth increases in four out of six vertical markets, ▪ Healthcare +28% leveraging increased investment into this led by double-digit growth in Healthcare +16%, Hospitality vertical +6% and Education +6% ▪ Hospitality declined -16% against a strong +50% prior year ▪ All verticals experienced an increase except finance which comparable was down $2M and government down less than $1M 1 Unaudited. 7

Four Strategic Imperatives Create The Foundation For Our Success Inspire Our People Build Our Capabilities Fuel Our Future Accelerate Our Growth CULTIVATE ENHANCE & BUILD OPTIMIZE ADVANCE a High-Performance, Caring Culture New Center-Led Functions our Operational Footprint New Product Development & Processes ENGAGE LAUNCH SELECTIVELY EXPAND New Purpose Organization-wide Centers of Excellence in Key, ELEVATE Verticals & Channels Strategic Areas Production & Process Automation INVEST PROPEL in Training, Technology & Systems DEVELOP GROW Commercial Excellence World-Class Ways Product Margins through of Working to Further Enable Product Engineering, DRIVE our Businesses and Purchase Efficiencies Strategic Acquisitions Enablers Outcomes 8

# Transformation Plan Highlights

**1 Review of Manufacturing Footprint to Reduce Excess Capacity**

- Exiting leased seating manufacturing facility
- Evaluating production capabilities for additional opportunities

**2 Creation of Center-led Functions to Standardize Processes and Eliminate Duplication**

- Finance, HR, IT and Legal
- Centralization of supply chain
  - Maximizing supplier value
  - Driving efficient operations

**3 Review of Selling Resources / Showrooms**

- Kimball brand moving resources to higher growth markets
- Exiting four product showrooms among the brands

## RESULTS

**~$8M***
FY2020 Transformation Plan Savings

**$8M**
Incremental FY2020 Cost Savings

**~$16M**
Total FY2020 Cost Savings

**$8M - $9M**
Restructuring Charges Incurred through FY2020

* ~$10M Annualized Run Rate

Note: All results are pre-tax figures.

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Quarterly Financial Performance1 NET SALES ($M) ADJ. EBITDA & MARGIN2 ADJ. EPS2 $20.0 30.0% $0.32 $196 25.0% $190 $19.5 $0.28 20.0% $19.0 $18.8 $18.6 15.0% $18.5 10.0% 9.8% $18.0 9.6% 5.0% $17.5 0.0% Q4 FY18 Q4 FY19 Q4 FY18 Q4 FY19 Q4 FY18 Q4 FY19 ▪ 3.1% increase in sales or 1.3% ▪ Gross Margin increased +40 bps. Price increases and savings realized from cost increase organically excluding David savings initiatives were partially offset by higher health care; David Edward negatively Edward impacted gross margin by 60 basis points. ▪ National and Hospitality with solid ▪ Selling and Administrative cost increased $3M or 7% due to wage inflation and CEO growth cost, as well as David Edward ($0.9M), healthcare ($0.8M), ▪ Kimball brand reallocating selling ▪ EPS grew 14% or $0.04 on lower effective tax rate offset partially offset by lower pre- resources to higher growth verticals tax income and markets to accelerate growth 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 10

Quarterly Financial Performance1 SALES ($M) ORDERS ($M) $201.0 $212.3 20.0% $208.8 $189.7 $194.1 $195.6 30.0% $200.0 $197.5 $191.0 18.0% $177.4 $184.1 $200.0 25.0% 16.0% 17.8% 12.5% $150.0 14.0% 17.3% 20.0% 10.7% 16.0% $150.0 12.0% 10.2% 15.0% 10.0% $100.0 14.6% $100.0 10.0% 8.0% 6.2% 11.1% 14.1% 5.0% 13.7% 6.0% 3.1% 5.0% 8.0% $50.0 (1.6%) $50.0 4.0% 8.1% 0.0% 2.0% 3.1% 1.3% 3.6% (3.3%) 0.0% $0.0 (5.0%) $0.0 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Sales YoY Sales Growth Organic Growth Orders Received YoY Orders Growth Organic Growth GROSS PROFIT SELLING AND ADMINISTRATIVE EXPENSES 2 ($M) 34.3% 34.5% 33.9% 33.9% 30.0% $53.0 $54.0 $53.0 34.0% $52.2 29.0% $51.5 $52.0 33.5% 28.0% $51.0 33.0% $49.6 26.8% 26.8% 27.0% $50.0 27.0% 32.5% 32.3% 26.2% 25.6% $49.0 31.9% 26.0% $47.5 $48.0 32.0% $47.0 25.0% 31.5% $46.0 24.0% 31.0% $45.0 30.5% 23.0% $44.0 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 SG&A Expense SG&A as % of Sales 1 Unaudited. 11 2 includes SERP.

Annual Financial Performance1 NET SALES ($M) ADJ. EBITDA & MARGIN2 ADJ. EPS2 25.0% $768 $1.12 $705 $69.5 20.0% $67.0 $0.92 15.0% 10.0% 9.5% 9.0% 5.0% 0.0% FY18 FY19 FY18 FY19 FY18 FY19 ▪ Sales increased 9%, or 6.8% organically due ▪ EBITDA increased 3.7% on 9% sales growth to both higher volume and price increases coupled with lower discounting. ▪ Gross margin decreased 30 basis points due to transportation, commodity and tariff, healthcare, and negative impact of David Edward partially offset by pricing, cost savings ▪ Healthcare, Hospitality, and Commercial initiatives, and leverage from increased sales. Gross margin improved year over year verticals led with strong double-digit growth beginning Q2 finishing at the highest level of the year in Q4. ▪ Government was the only vertical down as ▪ Selling and administrative cost increased 40 basis points or 11% in absolute dollars due to we diverted resources to higher growth higher employee cost, incremental year-over-year increase from acquisitions, salaries, CEO verticals transition, and higher commission on increased sales levels. 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 12

Annual Financial Performance1 SALES ($M) ORDERS ($M) $781.4 20.0% $768.1 $800.0 30.0% $704.5 $720.6 $800.0 $704.6 $750.0 $658.9 $693.0 $700.0 25.0% $624.2 15.0% $700.0 $635.1 $600.0 $600.9 9.1% $650.0 20.0% 9.0% $500.0 10.0% 10.5% $600.0 5.7% $550.0 9.1% 15.0% $400.0 5.0% $500.0 1.7% 12.7% $300.0 10.0% 8.4% 7.0% $450.0 5.6% 6.9% $200.0 0.0% $400.0 5.0% 2.3% $100.0 (0.0%) $350.0 6.4% (5.0%) $300.0 0.0% $0.0 FY15 FY16 FY17 FY18 FY19 FY15 FY16 FY17 FY18 0.3% FY19 Sales YoY Sales Growth Organic Growth Orders Received YoY Orders Growth Organic Growth GROSS PROFIT SELLING AND ADMINISTRATIVE EXPENSES 2 ($M) 35.0% 34.3% 30.0% $250.0 34.5% $204.1 29.0% 34.0% 33.4% $183.0 $184.6 $200.0 33.5% 33.1% $166.3 28.0% $163.0 33.0% 27.6% $150.0 27.0% 26.4% 32.5% 26.6% 32.1% 26.2% 32.0% 31.4% 26.0% 25.6% $100.0 31.5% 31.0% 25.0% $50.0 30.5% 24.0% 30.0% 29.5% 23.0% $0.0 FY15 FY16 FY17 FY18 FY19 FY15 FY16 FY17 FY18 FY19 SG&A Expense SG&A as % of Sales 1 Unaudited. 13 2 includes SERP.

Strong, Flexible Balance CASH USES: FY 2017 – 2019 $134M Sheet: Q4 and FY19 1 17% Execution Reinvestment Buybacks 42% CAP EX $22.3 HIGHLIGHTS Dividends 23% $21.0 Q4 Acquisitions ▪ Cash flow from operations of $22.3M was driven 18% by earnings of $11.1M and $4.6M reduction in working capital ▪ FCF of $17.7M and conversion rate of 159% ▪ Cap Ex of $4.6M FY18 FY19 ▪ Dividends of $2.9M ▪ Reinvestment: Capex of $21.0M (LTM), representing 2.6% of sales, relative to historical range of 1.8% to 3.2% ▪ Return on Invested Capital of 41.9%2 FCF & CONVERSION $50.0 ▪ Buybacks: Focused on offsetting dilution and utilizing excess $44.0 140% $45.0 FY19 liquidity; current authorized shares remaining of 2.7 million $40.0 120% shares $35.0 ▪ $10M in cost savings in FY19; benefits of cost 100% $30.0 112% $24.6 savings to largely fund our future 80% ▪ Dividends: Policy of increasing dividend commensurate with $25.0 growth; 67 years of consecutive dividend payments $20.0 60% ▪ Low to no leverage affords flexibility 71% $15.0 40% ▪ $29M capacity on existing revolver $10.0 ▪ Acquisitions: Focused on the core; decisions must tightly 20% $5.0 align with corporate strategy and our Guiding Principles $- 0% FY18 FY19 1 Unaudited 14 2 Return on Invested Capital definition: [(Earnings Before Interest, Tax and Amortization) * (1-Effective Tax Rate)]/(Equity plus Net Debt)

Thoughtful And RECENT ACQUISITIONS Disciplined M&A Will Complement Organic Premier designer and manufacturer of contract furniture sold in the healthcare, corporate, Growth education and premium hospitality markets Rationale and Benefits ✓ Highest quality upholstery capability Acquisition Framework ✓ Capacity for seating, including healthcare STRATEGIC CRITERIA ▪ We are focused on the core; decisions must tightly align with corporate strategy, our Purpose and our Guiding Principles ▪ We will remain disciplined ▪ In general, we are seeking: ▪ Higher growth products that add to our existing platform ▪ New product categories and/or channels where we currently play World class supplier of metal public space and guest room furnishings FINANCIAL FILTERS ▪ Accretive to EPS within first full year Rationale and Benefits ▪ ROIC > WACC within three years ✓ Reach into hospitality public space areas ✓ Increased North America manufacturing capabilities 15

Kimball International Is Committed to Three-Year Financial Objectives Fiscal Year 2020 – 2022 FINANCIAL OBJECTIVES ORGANIC REVENUE 4% to 7% CAGR ASSUMPTIONS ▪ US GDP growth of ~1.5% to 2.5% ADJ. EBITDA MARGIN 150 to 250 bps improvement (by FY 2022) ▪ Excludes acquisitions ▪ Share repurchase to offset stock compensation dilution ADJ. EPS 10% to 15% CAGR 16

FY20 EBITDA GROWTH BRIDGE ($M) Cost Savings Funding Growth Benefit Dropping Growth Investment to Bottom Line 17

We Are On a Journey to Excellence – INVEST WITH US Building on our STRONG FOUNDATION; new leadership driving POSITIVE CHANGE through transformational strategy Kimball International Connect Strategy will result in OPERATIONAL EXCELLENCE and ACCELERATED GROWTH With our plan in place and financial objectives aligned with achieving our vision, it’s now TIME TO EXECUTE With our PURPOSE, PEOPLE, BRANDS and OPERATING PROCESS, we are confident in our ability to DELIVER RESULTS 18

Appendix 19

Non-GAAP Reconciliation (Unaudited) Millions $ FY18 FY19 Q4 FY18 Q4 FY19 Operating Income, as reported $51.1 $49.5 $14.6 $13.2 Add: Pre-tax CEO Transition Costs $2.0 $0.2 Add: Pre-tax Expense (Income) Adjustment to SERP Liability $1.0 $0.7 $0.2 $0.4 Add: Pre-tax Restructuring $0.9 $0.9 Adjusted Operating Income $52.0 $53.1 $14.8 $14.8 Adjusted Operating Income as a % of Sales 7.4% 6.9% 7.8% 7.6% Millions $ FY18 FY19 Q4 FY18 Q4 FY19 Net Income $34.4 $39.3 $10.3 $11.1 Provision for Income Taxes $17.9 $12.3 $4.7 $3.1 Income Before Taxes on Income $52.3 $51.7 $14.9 $14.2 Interest Expense $0.2 $0.2 $0.0 $0.0 Interest Income -$1.1 $-1.9 -$0.3 -$0.6 Depreciation $13.7 $14.8 $3.5 $3.7 Amortization $1.8 $1.8 $0.5 $0.3 Pre-tax CEO Transition Costs $2.0 $0.2 Pre-tax Restructuring $0.9 $0.9 Adjusted EBITDA $67.0 $69.5 $18.6 $18.8 Adjusted EBITDA as a % of Sales 9.5% 9.0% 9.8% 9.6% 20

Non-GAAP Reconciliation (Unaudited) Millions $ FY18 FY19 Q4 FY18 Q4 FY19 Operating Cash Flow, as reported $46.9 $65.0 $20.5 $22.3 Total Capital Expenditures -$22.4 $21.0 -$6.5 -$4.6 Free Cash Flow $24.6 $44.0 $14.0 $17.7 Millions $ FY18 FY19 Q4 FY18 Q4 FY19 Diluted Earnings Per Share, as reported $0.92 $1.06 $0.28 $0.30 Add: After-tax CEO Transition Costs1 $0.04 $0.00 Add: After-tax Restructuring $0.02 $0.02 Adjusted Diluted Earnings Per Share $0.92 $1.12 $0.28 $0.32 1. Q4’19 after-tax CEO Transition costs were $176K, or less than $0.01 per share 21

# Non-GAAP Reconciliation (Unaudited)

| Millions $ | FY15 | FY16 | FY17 | FY18 | FY19 |
|---|---|---|---|---|---|
| Operating Income from Continuing Operations | $17.3 | $33.5 | $56.6 | $51.1 | $49.5 |
| Add: Pre-tax Spin Cost – Included in SGA | $3.2 | | | | |
| Add: Pre-tax Restructuring Expense | $5.3 | $7.3 | -$1.8 | | $0.9 |
| Add: Pre-tax Expense (Income) Adjustment to SERP Liability | $0.6 | $0.0 | $1.2 | $1.0 | $0.7 |
| Add: Pre-tax CEO Transition Costs | | | | | $2.0 |
| Adjusted Operating Income from Continuing Operations | $26.4 | $40.8 | $56.0 | $52.0 | $53.1 |
| Adjusted Operating Income from Continuing Operations as a % of Sales | 4.4% | 6.4% | 8.1% | 7.4% | 6.9% |
| Add: Employee Retirements – Included in SGA [1] | $3.3 | | | | |
| Adjusted Pro Forma Operating Income from Continuing Operations before External Reverse Synergies | $29.7 | $40.8 | $56.0 | $52.0 | $53.1 |
| Deduct: External Reverse Synergies [2] | -$0.4 | | | | |
| Adjusted Pro Forma Operating Income from Continuing Operations [2] | $29.3 | $40.8 | $56.0 | $52.0 | $53.1 |
| Adjusted Pro Forma Operating Income from Continuing Operations as a % of Sales | 4.9% | 6.4% | 8.1% | 7.4% | 6.9% |

1. Estimated cost associated with the retirement and separation of people due to spin. Costs include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax.
2. Adjusted pro forma operating income includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $1.3M per year reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M adjusting the adjusted pro forma operating income from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above.

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